Employee Benefits	12 Months Ended
Dec. 31, 2017
Compensation And Retirement Disclosure [Abstract]
Employee Benefits

8. Employee benefits

The full time employees of the Group are entitled to staff welfare benefits, including medical insurance, basic pensions, unemployment insurance, work injury insurance, maternity insurance and housing funds. The Group is required to accrue for these benefits based on certain percentages of the employees’ salaries in accordance with the relevant regulations and to make contribution to the state-sponsored pension and medical plans. The total amounts charged to the consolidated statements of comprehensive income (loss) for such employee benefits amounted to approximately RMB20,266, RMB64,334 and RMB128,554 for the years ended December 31, 2015,  2016 and 2017, respectively.